UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

August 2, 2005

Date of Report (Date of earliest event reported)

HAGGAR CORP.

(Exact name of registrant as specified in its charter)

NEVADA

0-20850

75-2187001

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11511 Luna Road

Dallas, Texas  75234

(Address of principal executive offices including zip code)

(214) 352-8481

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

Exhibit 99, filed in the original Form 8-K submitted for filing the evening of August 2, 2005 inadvertently contained an additional page with approval signatures.  The page has been deleted.  The amended Exhibit 99 is included in this Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 2, 2005
HAGGAR CORP.
(Registrant)

	By:	/s/ John Feray
John Feray
(Chief Accounting Officer)